Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Name	State or Country of Incorporation
A.S.E.P. (UK) Limited	United Kingdom
Ackerman International Holland B.V.	Netherlands
Advanced Wirecloth, LLC	United States
Advanced Wirecloth, S. de R.L. de C.V.	Mexico
AG Holding UK	United Kingdom
Aggregate Plant Products Co.	United States
Amercoat Corporation	United States
American Pipe and Construction International	United States
Ameron (UK) Limited	United Kingdom
Ameron Brasil Industria E Comercio de Tubos Ltda	Brazil
Ameron Composites, Inc.	United States
Ameron Egypt	Egypt
Ameron Holdings II Pte Ltd	Singapore
Ameron Holdings Pte. Ltd.	Singapore
Ameron Holdings, Inc.	United States
Ameron International Corporation	United States
Ameron Singapore Holding C.V.	Netherlands
Ameron Singapore Holding, LLC	United States
Ameron Singapore Poly Holdings Pte. Ltd.	Singapore
Ameron Trading Holdings Pte. Ltd.	Singapore
Ameron Water Transmission Group, LLC	United States
Andergauge Limited	United Kingdom
Andergauge Redback, LLC	United States
Andergauge USA, Inc.	United States
APL (UK) Limited	United Kingdom
APL do Brasil Ltda	Brazil
APL France	France
APL Management Pte Ltd	Singapore
APL Norway AS	Norway
APL Technology AS	Norway
ASEP Group Holding BV	Netherlands
ASEP Middle East FZE	United Arab Emirates
ASEP Otomotiv Sanayi Ticaret Ltd.	Turkey
Aswan National Oilwell Varco (a limited liability company)	United Arab Emirates
Big Red Tubulars Limited	Virgin Islands, British
Black Max Argentina S.A.	Argentina
Bolenco Corporation	United States
Bondstrand Corporation	United States
Bondstrand Gulf FZ	United Arab Emirates
Bowen Downhole LLC	United States
Bowen Downhole, Inc.	United States
Brandt Energy Environmental, L.P.	United States
Brandt Interests, Inc.	United States
Brandt Oilfield Services	Singapore
Brandt Oilfield Services (M) Sdn. Bhd.	Malaysia
C.M.A. Canavera S.r.l.	Italy
Camco Drilling Group Limited	United Kingdom

Name	State or Country of Incorporation
Centron International Inc.	United States
Chargewood Limited	United Kingdom
Chemineer Limited	United Kingdom
CJSC Novmash	Belarus
Coil Services ME LLC	United Arab Emirates
Contubos S.A.	Colombia
Cooperatie Intelliserv Holding U.A.	Netherlands
Cooperatie NOV NL U.A.	Netherlands
Corporacion Californiana de Tuberias APS S. de R.L. de C.V.	Mexico
DANCO AS	Norway
Devin International, Inc.	United States
Diamond Products International Venezolana, C.A.	Venezuela
Dreco Canada CV	Netherlands
Dreco Canada GP LLC	United States
Dreco Canada L.P.	Canada
Dreco Cayman L.P.	Cayman Islands
Dreco DHT Holding BV	Netherlands
Dreco DHT, Inc.	United States
Dreco Eastern Europe ULC	Canada
Dreco Energy Holding BV	Netherlands
Dreco Energy NL Cooperatief U.A.	Netherlands
Dreco Energy Services ULC	Canada
Dreco Europe Limited	United Kingdom
Dreco International Holdings ULC	Canada
Dreco Limited	United Kingdom
Dreco LLC	United States
Elmar Far East Pty Ltd	Australia
Enerflow Industries, Inc.	United States
Energy Equipment Corporation Limited	United Kingdom
Enerpro de Mexico, S.A. de C.V.	Mexico
Environmental Procedures LLC	United States
Fiber Glass Systems (Harbin) Co. Ltd.	China
Fiber Glass System (Suzhou) Co. Ltd.	China
Fiber Glass Systems Holdings, LLC	United States
FIBER GLASS SYSTEMS OMAN L.L.C.	Oman
Fiber Glass Systems, L.P.	United States
Fiberglass Trading (Shanghai) Co. Ltd.	China
Fiberspar Australia Pty. Ltd.	Australia
Fiberspar Corporation	United States
FIBERSPAR LINEPIPE CANADA LTD.	Canada
Fidmash CJSC	Belarus
FidService, LLC	Russian Federation
Forth Valley Engineering Limited	United Kingdom
Fryma S.A.R.L.	France
GP USA Holding, LLC	United States
GPEX, L.P.	United States
Grant Prideco (Jiangsu) Drilling Products Co., Ltd	China
Grant Prideco (Singapore) Pte Ltd	Singapore
Grant Prideco AB TCA Holding LLC	United States
Grant Prideco Asia (Singapore) Pte Ltd	Singapore
Grant Prideco de Venezuela, S.A.	Venezuela

Name	State or Country of Incorporation
Grant Prideco European Holding, LLC	United States
Grant Prideco Finance, LLC	United States
Grant Prideco Holding, LLC	United States
Grant Prideco III C. V.	Netherlands
Grant Prideco Jersey Limited	Jersey
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	United States
Grant Prideco USA, LLC	United States
Grant Prideco, Inc.	United States
Grant Prideco, L.P.	United States
Grant Prideco, S de R.L. de C.V.	Mexico
Greene’s Energia Servicios do Brasil Ltda.	Brazil
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
HITEC AS	Norway
Hitec Dreco Limited	United Kingdom
Hydralift AmClyde, Inc.	United States
Hydralift AS	Norway
Hydralift France SAS	France
Hydralift Holdings UK Ltd.	United Kingdom
Hydra-Rig, Inc.	United States
Inspecciones y Pruebas No Destructivs, S.A. de C.V.	Mexico
Intellipipe, Inc.	United States
IntelliServ do Brasil Equipamentos e Serviços Para Petroleo Ltda	Brazil
Intelliserv GP Holdings LLC	United States
Intelliserv International Holding, Ltd	Cayman Islands
Intelliserv Mexico, S. de R.L. de C.V.	Mexico
IntelliServ Norway AS	Norway
Intelliserv, Inc.	United States
Intelliserv, LLC	United States
Interval LLC	Russian Federation
Jiangyin Tuboscope Tubular Development Co., Ltd	China
LLTT, Ltd.	Trinidad and Tobago
LSI Asia Pacific Pte. Ltd.	Singapore
Merpro Americas, Inc.	United States
Merpro Group Limited	United Kingdom
Merpro Limited	United Kingdom
Merpro Machining & Threading Limited	United Kingdom
Merpro Products Limited	United Kingdom
Merpro Tortek Limited	United Kingdom
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps (Australia) Proprietary Limited	Australia
Mono Pumps Limited	United Kingdom
Mono Pumps New Zealand Company	New Zealand
Monoflo NOV S.A.I.C.	Argentina
Morinoak International Limited	United Kingdom
Moyno de Mexico, S.A. de C.V.	Mexico
Moyno, Inc.	United States
Mustang Capital Corp.	United States
National Oilwell (U.K.) Limited	United Kingdom
National Oilwell Algerie	Algeria

Name	State or Country of Incorporation
National Oilwell de Venezuela, C.A.	Venezuela
National Oilwell DHT, LP	United States
National Oilwell Middle East Company	Canada
National Oilwell Poland S.p.z.o.o.	Poland
National Oilwell Services de Mexico, S.A. de C.V.	Mexico
National Oilwell Varco (Beijing) Investment Management Co. Ltd.	China
National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco Bahrain WLL	Bahrain
National Oilwell Varco Belgium S.A.	Belgium
National Oilwell Varco de Chile—Servicios Limitada	Chile
National Oilwell Varco Denmark I/S	Denmark
National Oilwell Varco do Brasil LTDA	Brazil
National Oilwell Varco Eurasia	Russian Federation
National Oilwell Varco Fluid Control Norway NUF	Norway
National Oilwell Varco Guatemala, Limitada	Guatemala
National Oilwell Varco Holdings LLC	United States
National Oilwell Varco Korea Co., Ltd.	Korea
National Oilwell Varco MSW S.A.	Argentina
National Oilwell Varco Muscat L.L.C.	Oman
National Oilwell Varco Norway AS	Norway
National Oilwell Varco Norway Manufacturing AS	Norway
National Oilwell Varco Peru SRL	Peru
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Pte. Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Solutions S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco, Inc.	United States
National Oilwell Varco, L.P.	United States
National Oilwell-Netherlands B.V.	Netherlands
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty. Ltd.	Australia
New Holland Cooperatief U.A.	Netherlands
NOCL Holding BV	Netherlands
NOV—Oil & Gas Angola Ltd.	Angola
NOV (Asia), Inc.	Mauritius
NOV (Barbados) SRL	Barbados
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV Ameron de Mexico, S.de R.L. de C.V.	Mexico
NOV APL Limited	Cyprus
NOV ASEP Elmar do Brasil Equipamentos E Servicos Para Petroleu Ltda.	Brazil
NOV ASEP ELMAR MEXICO, S. DE R.L. DE C.V.	Mexico
NOV ASEP Elmar NL B.V.	Netherlands
NOV ASEP Elmar Pte Ltd	Singapore
NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV Condor, LLC	United States
NOV Devin Energia Servicios do Brasil Ltda	Brazil
NOV Denmark Cooperatief U.A.	Netherlands
NOV DH de Mexico S.A. de C.V.	Mexico
NOV DHT Canada Holding ULC	Canada

Name	State or Country of Incorporation
NOV Downhole Thailand, LLC	United States
NOV DOWNHOLE ALGERIA SERVICES EURL	Algeria
NOV Downhole Argentina, LLC	United States
NOV Downhole Azerbaijan, LLC	United States
NOV Downhole Bolivia S.R.L.	Bolivia
NOV Downhole Colombia, LLC	United States
NOV Downhole Comercialização de Equipamento para Petroleo Ltda	Brazil
NOV Downhole Congo, LLC	United States
NOV Downhole Del Ecuador Cia. Ltda.	Ecuador
NOV Downhole Eurasia Limited	United Kingdom
NOV Downhole Europe B.V.	Netherlands
NOV Downhole Germany GmbH	Germany
NOV Downhole Italia S.R.L.	Italy
NOV Downhole Kazakhstan, LLC	United States
NOV Downhole Malaysia Sdn Bhd	Malaysia
NOV Downhole Norway, LLC	United States
NOV Downhole Pty Ltd	Australia
NOV EAST BV	Netherlands
NOV Egypt FZ LLC	Egypt
NOV Elmar (Middle East) Limited	United Kingdom
NOV Enerflow ULC	Canada
NOV EU Acquisition SNC	France
NOV European Holding LLC	United States
NOV Expatriate Services, Inc.	United States
NOV Far East B.V.	Netherlands
NOV FGS Maylasia Sdn Bhd	Malaysia
NOV FGS SINGAPORE (PTE.) LTD	Singapore
NOV Fiber Glass Systems B.V.	Netherlands
NOV Fiber Glass Systems Fabricacao De Tubos E Conexoes Ltda	Brazil
NOV Flexibles Equipamentos E Servicos Ltda.	Brazil
NOV Flexibles Holding ApS	Denmark
NOV Flexibles UK Ltd.	United Kingdom
NOV Fluid Control B.V.	Netherlands
NOV GEO Cayman Holdings Limited	Cayman Islands
NOV GEO GP LLC	United States
NOV GEO LP1 CV	Netherlands
NOV Ghana Limited	Ghana
NOV GP HOLDING LLC	United States
NOV GP SUB LLC	United States
NOV Grant Prideco Middle East, LLC	United Arab Emirates
NOV Group Holdings Limited	United Kingdom
NOV HOLDING DANMARK ApS	Denmark
NOV Holding Germany GmbH & Co KG	Germany
NOV Holding Germany Management GmbH	Germany
NOV Holdings BV	Netherlands
NOV I LLC	United States
NOV India Private Limited	India
NOV Intelliserv UK Limited	United Kingdom
NOV International Holding BV	Netherlands
NOV Kenya Limited	Kenya

Name	State or Country of Incorporation
NOV Kostroma LLC	Russian Federation
NOV Mexico Holding LLC	United States
NOV Mission do Brasil Comercialização de Equipamentos para Petroleo Ltda.	Brazil
NOV Mission Products UK Limited	United Kingdom
NOV Mozambique Limitada	Mozambique
NOV Oil and Gas Services Namibia (Proprietary) Limited	Namibia
NOV Oil and Gas Services Nigeria Limited	Nigeria
NOV Oil and Gas Services South Africa	South Africa
NOV Oilfield Services Tanzania Limited	Tanzania
NOV Oilfield Services Vostok LLC	Russian Federation
NOV Oilfield Solutions	Nigeria
NOV Park I BV	Netherlands
NOV Park II BV	Netherlands
NOV Rig Solutions Pte. Ltd.	Singapore
NOV Rigstore, Inc.	United States
NOV Romania, LLC	United States
NOV Saudi Arabia Co. Ltd.	Saudi Arabia
NOV Services Ltd.	Cayman Islands
NOV Servicios De Personal Mexico, S. De R.L. De C.V.	Mexico
NOV Tuboscope Italia S.r.l.	Italy
NOV Tuboscope Logistics B.V.	Netherlands
NOV Tuboscope Machine Shop B.V.	Netherlands
NOV Tuboscope Middle East LLC	United Arab Emirates
NOV Tubulars & Connectors Ltd.	Nigeria
NOV TVI LLC	United States
NOV UK (Angola Acquisitions) Limited	United Kingdom
NOV UK AICB LTD	United Kingdom
NOV UK Finance Limited	United Kingdom
NOV UK HOLDINGS LIMITED	United Kingdom
NOV UK Korea LP	United Kingdom
NOV West BV	Netherlands
NOV Worldwide CV	Netherlands
NOV-BLM SAS	France
NOV-Fabtech FZCO	United Arab Emirates
NOVM Holding LLC	United States
Novmash CJSC	Belarus
NOVN Portugal—Servicos de Engenharia, LDA	Portugal
NOW Downhole Tools, Inc.	United States
NOW International LLC	United States
NOW Nova Scotia Holdings LLC	United States
NOW Oilfield Services, Inc.	United States
NQL (Illinois) Inc.	United States
NQL (US) Inc.	United States
NQL Energy Services US, Inc.	United States
NQL Finance, L.L.C.	United States
NQL Holland B.V.	Netherlands
P&T Servicios Petroleros, C.A.	Venezuela
Pesaka Inspection Services SDN.BHD.	Malaysia
Pfaudler S.A. de C.V.	Mexico
Pridecomex Holding, S. de R.L. de C.V.	Mexico
Pridecomex TA Industries, LLC	United States

Name	State or Country of Incorporation
Procon Engineering Ltd.	United Kingdom
Profab Engineering Pte Ltd	Singapore
Profab Services Pte. Ltd.	Singapore
PSX Corporation	United States
PT H-Tech Oilfield Equipment	Indonesia
PT National Oilwell Varco	Indonesia
PT PROFAB INDONESIA	Indonesia
Quality Tubing FSC	Virgin Islands, British
R&M C.V.	Netherlands
R&M Canada Cooperatief U.A.	Netherlands
R&M Canada Holding B.V.	Netherlands
R&M Energy Systems Australia Pty Ltd.	Australia
R&M Energy Systems de Argentina S.A.	Argentina
R&M Energy Systems de Venezuela, C.A.	Venezuela
R&M Environmental Strategies, Inc.	United States
R&M Singapore Holding LLC	United States
R&M UK Holding LLC	United States
ReedHycalog Angola, LLC	United States
ReedHycalog Cameroon, LLC	United States
ReedHycalog CIS, LLC	United States
ReedHycalog Coring Services International, Inc.	United States
ReedHycalog India Private Limited	India
ReedHycalog International Holding, LLC	United States
Reed-Hycalog Singapore	Singapore
ReedHycalog UK Ltd	United Kingdom
ReedHycalog, L.P.	United States
ReedHycalog, LLC	United States
RHI Holding LLC	United States
RIO CO, S. de R.L. de C.V.	Mexico
Robannic Overseas Finance A.V.V.	Aruba
Robbins & Myers (Suzhou) Process Equipment Company Limited	China
Robbins & Myers B.V.	Netherlands
Robbins & Myers Foundation	United States
Robbins & Myers Holdings UK Limited	United Kingdom
Robbins & Myers Holdings, LLC	United States
Robbins & Myers Italia S.R.L.	Italy
Robbins & Myers N.V.	(Netherlands Antilles)
Robbins & Myers Private Limited	Singapore
Robbins & Myers, Inc.	United States
Rodic S.A. de C.V.	Mexico
Shaffer India Private Limited	India
Soil Recovery A/S	Denmark
Star Fiberglass Harbin Co., Ltd.	China
STAR Sudamtex Tubulares S.A. (Joint Venture)	Venezuela
STB H2O TUNISIE	Tunisia
Subseaflex Holding ApS	Denmark
T-3 Energy Preferred Industries Mexico, S. de R.L. de C.V.	Mexico
T-3 Energy Services Cayman Holdings, Ltd.	Cayman Islands
T-3 Energy Services Cayman, Ltd.	Cayman Islands

Name	State or Country of Incorporation
T-3 Energy Services India Private Limited	India
T-3 Energy Services International, Inc.	United States
T-3 Energy Services Mexico, S. de R.L. de C.V.	Mexico
T-3 Energy Services, LLC	United States
T-3 Investment Corporation IV	United States
T-3 Mexican Holdings, Inc.	United States
Techdrill Limited	United Kingdom
Telluride Insurance Limited	Bermuda
Tianjin Grant Prideco TPCO Oilfield Products Co., Ltd.	China
Tianjin Grant TPCO Drilling Tools Company Limited	China
Tube-Kote, Inc.	United States
Tubo-FGS, L.L.C.	United States
Tubos Y Activos, S. De R.L. De C.V.	Mexico
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) LLC	United States
Tuboscope Brandt de Venezuela S.A.	Venezuela
Tuboscope Holdings Limited	United Kingdom
Tuboscope Norge AS	Norway
Tuboscope Pipeline Services Inc.	United States
Tuboscope Services, L.L.C.	United States
Tuboscope Servicios de Bolivia S.R.L.	Bolivia
Tuboscope Vetco (Deutschland) GmbH	Germany
Tuboscope Vetco (France) SAS	France
Tuboscope Vetco (Osterreich) GmbH	Austria
Tuboscope Vetco Canada ULC	Canada
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Moscow CJSC	Russian Federation
Tuboscope Vetco Nigeria Limited	Nigeria
Tucom Composites Polyester Sanayi Ticaret Ltd.	Turkey
TVI Holdings, L.L.C.	United States
Varco Al Mansoori Services Company LLC	United Arab Emirates
Varco BJ BV	Netherlands
Varco BJ FSC Inc	Barbados
Varco Canada ULC	Canada
Varco CIS, LLC	Russian Federation
Varco do Brasil Ltda.	Brazil
Varco Drilling Equipment do Brasil Ltda.	Brazil
Varco Holdings Canada ULC	Canada
Varco I/P, Inc.	United States
Varco International de Venezuela, C.A.	Venezuela
Varco International do Brasil Equipamentos e Servicos Ltda.	Brazil
Varco Sara (India) Private Limited	India
Varco UK Acquisitions Limited	United Kingdom
Varco US Finance, Inc.	United States
Varco US Holdings LLC	United States
Varco, L.P.	United States
Vetco Enterprise GmbH	Switzerland
Vetco Pipeline Services, Inc.	United States

Name	State or Country of Incorporation
Vetco Saudi Arabia Ltd.	Saudi Arabia
Vetco Services Sendirian Berhad	Brunei Darussalam
Vetco Technology GmbH	Germany
Voest Alpine Middle East Free Zone Establishment	Austria
Voest Alpine Tubulars Gmbh	Austria
Voest Alpine Tubulars GmbH & Co KG	Austria
Woolley, Inc.	United States
XL Systems Antilles, N.V.	Netherlands
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	United States
XL Systems, L.P.	United States
XST Holdings, Inc.	United States